Restricted Net Assets	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Restricted Net Assets
17.	RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S.GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

Under PRC law, the Company’s PRC subsidiaries are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The subsidiary is required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC accounting standards to the general reserve and has the right to discontinue allocations to the general reserve if such reserve has reached 50% of registered capital on an individual company basis. In addition, the registered capital of the Company’s PRC subsidiaries and VIEs is also restricted.

Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the Board of Directors of the subsidiary. The Company’s VIEs in the PRC are also subject to similar statutory reserve requirements. These reserves can only be used for specific purposes and are not transferable to the Group in the form of loans, advances or cash dividends. As of December 31, 2014, 2015 and 2016, the Company’s PRC subsidiaries and VIEs had appropriated RMB8,836, RMB19,175 and RMB36,000 (US$5,185), respectively, of retained earnings for its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company. Foreign exchange and other regulations in the PRC may further restrict the Company’s PRC subsidiaries and VIEs from transferring funds to the Company in the form of dividends, loans and advances. As of December 31, 2015 and 2016, amounts restricted are the net assets of the Company’s PRC subsidiaries and VIEs, which amounted to RMB3,740,507 and RMB5,165,673 (US$744,012), respectively.

The Company performed a test on the restricted net assets of its consolidated subsidiaries and VIEs in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e)(3), “General Notes to the Financial Statements” and concluded that it was applicable for the Company to disclose the condensed financial information for the parent company (Note 20) for the year ended December 31, 2016. For the purposes of presenting parent only financial information, the Company records its investments in its subsidiaries and VIEs under the equity method of accounting. Such investments are presented on the separate condensed balance sheets of the Company as “Investments in subsidiaries and VIEs” and the profit of the subsidiaries and VIEs is included in “Share of income of subsidiaries and VIEs” in the condensed statements of comprehensive income.